Income taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income taxes
Income taxes
For the years ended December 31, 2018, December 31, 2017 and December 31, 2016, the Company did not record a current or deferred income tax provision or benefit. The Company's losses before income taxes for the periods presented consisted solely of domestic losses.
On December 22, 2017, the SEC staff issued Staff Accounting Bulletin No. 118, or SAB 118, to address the application of U.S. GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed, including computations, in reasonable detail to complete the accounting for certain income tax effects of the Tax Reform Act. The Company recognized the provisional tax impacts related to the revaluation of the deferred tax assets and liabilities and included these amounts in its consolidated financial statements for the year ended December 31, 2017. The ultimate impact may differ from these provisional amounts due to, among other things, additional analysis, changes in interpretations and assumptions the Company has made, additional regulatory guidance that may be issued, and actions the Company may take as a result of the Tax Reform Act. In 2018, the Company completed the analysis of the 2017 Tax Act with no material changes.
The following table presents a reconciliation of income tax expense (benefit) computed at the statutory federal income tax rate to the effective income tax rate as reflected in the consolidated financial statements:

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Federal income tax expense at statutory rate	21.0%	35.0%	35.0%
State income tax, net of federal benefit	6.0%	5.0%	5.0%
Permanent differences	(0.1)%	(0.7)%	0.0%
Stock-based compensation	(2.8)%	(1.9)%	(2.6)%
Research credits	2.6%	2.2%	1.9%
Other, net	(1.6)%	(1.3)%	(0.1)%
Payroll tax credit election	(1.1)%	(0.7)%	0.0%
Change in valuation allowance	(24.0)%	(1.1)%	(39.2)%
Deferred rate change	0.0%	(36.5)%	0.0%
Effective tax rate	0.0%	0.0%	0.0%

Deferred income tax assets and liabilities are determined based upon temporary differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

The following table presents the significant components of the Company's deferred tax assets and liabilities:

	December 31, 2018	December 31, 2017
Deferred tax assets:
U.S. and state net operating loss carryforwards	$29,902,019	$24,744,841
Accruals and other temporary differences	336,229	202,301
Amortization	50,688	35,783
Stock-based compensation	1,220,546	1,591,131
Tax credit carryforward	2,277,428	1,964,189
Total deferred tax assets	33,786,910	28,538,245
Less valuation allowance	(33,786,910)	(28,533,755)
Deferred tax assets	—	4,490
Deferred tax liabilities:
Stock-based compensation	—	(4,490)
Deferred tax liabilities	—	(4,490)
Net deferred tax assets	$—	$—

As of December 31, 2018, the Company has U.S. federal net operating loss carryforwards of approximately $110,900,000 and U.S. state net operating loss carryforwards of approximately $105,400,000 ($8,400,000 tax affected), which are available to reduce future taxable income. The Company also had federal research and development tax credit carryforwards of approximately $1,800,000 and state research and development tax credit carryforwards of approximately $570,000, which may be used to offset future tax liabilities.
The Company's pre-2018 federal loss carryforwards will expire at various dates through 2037. Any federal net operating losses generated in 2018 or after will not expire as a result of the Tax Cuts and Jobs Act. Any state operating loss carryforwards and tax credit carryforwards will expire at various dates through 2038. Under the provisions of the Internal Revenue Code, the net operating loss and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Net operating loss and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50 percent, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has completed financings since its inception which may have resulted in a change in control as defined by Sections 382 and 383 of the Internal Revenue Code, or the merger with Salarius could result in a change in control. The Company has not conducted an assessment to determine whether there may have been a Section 382 or 383 ownership changes.

ASC 740 requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After considerations of all the evidence, both positive and negative, the Company continues to maintain a valuation allowance for the full amount of the 2018 deferred tax asset because it is more likely than not that the deferred tax asset will not be realized. The valuation allowance increased by approximately $5,250,000 from December 31, 2017 to December 31, 2018, primarily due to an increase in net operating losses.

The Company has no unrecognized tax benefits. Interest and penalty charges, if any, related to uncertain tax positions would be classified as income tax expenses in the accompanying consolidated statement of operations. At December 31, 2018 and 2017, the Company had no accrued interest or penalties related to uncertain tax positions.

Under the Protecting Americans from Tax Hikes Act, enacted in December 2015, certain qualified small businesses may elect to apply up to $250,000 of its federal research and development tax credit against the Social Security portion of its payroll tax liability. The Company elected the $250,000 credit on its 2016 tax return and utilized approximately $22,000 and $156,000 of the credit as a decrease to its payroll tax expense in 2017 and 2018, respectively. The Company elected an additional $250,000 credit on its 2017 tax return.